Registration Statement No. 333-64364
811-09215

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-6

POST-EFFECTIVE AMENDMENT NO. 1

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
OF SECURITIES OF UNIT INVESTMENT TRUSTS
REGISTERED ON FORM N-8B-2

A.	Exact Name of Trust:	THE TRAVELERS FUND UL III FOR VARIABLE LIFE INSURANCE

B.	Name of Depositor:	THE TRAVELERS INSURANCE COMPANY

C.	Complete Address of Depositor's Principal Executive Offices: One Tower Square, Hartford, Connecticut 06183

D.	Name and Complete Address of Agent for Service: Ernest J. Wright, Secretary The Travelers Insurance Company One Tower Square Hartford, Connecticut 06183

             It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b)

[ ]	on May 1, 2002 pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)(1)

[X]	on May 1, 2002 pursuant to paragraph (a)(1) of Rule 485.

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E.	Title of securities being registered: Variable Life Insurance Policies. Pursuant to Rule 24f-2 under the Investment Company Act of 1940 the Registrant hereby declares that an indefinite amount of its Variable Life Insurance Policies is being registered under the Securities Act of 1933.
F.	Approximate date of proposed public offering: As soon as practicable following the effectiveness of the Registration Statement

[ ]	Check the box if it is proposed that this filing will become effective on ____ at ___ pursuant to Rule 487. ______

RECONCILIATION AND TIE BETWEEN
FORM N-8B-2 AND THE PROSPECTUS

Item No. of Form N-8B-2	CAPTION IN PROSPECTUS

1	Cover page

2	Cover page

3	Not applicable

4	The Insurance Company; Distribution

5	The Travelers Fund UL III for Variable Life Insurance

6	The Travelers Fund UL III for Variable Life Insurance

7	Not applicable

8	Not applicable

9	Legal Proceedings and Opinion

10	Prospectus Summary; The Company; The Travelers Fund UL III for Variable Life Insurance, The Investment Options; How the Policy Works; Transfers of Contract Value; The Separate Account and Valuation; Voting Rights; Disregard of Voting Rights; Dividends; Lapse and Reinstatement

11	Prospectus Summary; The Investment Options

12	Prospectus Summary; The Investment Options

13	Charges and Deductions; Distribution

14	How the Policy Works

15	Prospectus Summary; Applying Premium Payments

16	The Investment Options; Applying Premium Payments

17	Prospectus Summary; Right to Cancel; The Separate Account and Valuation; Surrender, Policy Loans; Exchange Rights

18	The Investment Options; Charges and Deductions; Federal Tax Considerations; Dividends

19	Statements to Policy Owners

20	Not applicable

21	Policy Loans

22	Not applicable

23	Not applicable

24	Not applicable

25	The Company

26	Not applicable

27	The Company

28	The Company; Management

29	The Company

30	Not applicable

31	Not applicable

Item No. of Form N-8B-2	CAPTION IN PROSPECTUS

32	Not applicable

33	Not applicable

34	Not applicable

35	The Company; Distribution

36	Not applicable

37	Not applicable

38	Distribution

39	The Company; Distribution

40	Not applicable

41	The Company; Distribution

42	Not applicable

43	Not applicable

44	Applying Premium Payments; Accumulation Unit Values

45	Not applicable

46	The Separate Account and Valuation; Access to Contract Values

47	The Investment Options

48	Not applicable

49	Not applicable

50	Not applicable

51	Prospectus Summary; The Company; How the Policy Works; Death Benefits and Lapse and Reinstatement

52	The Investment Options

53	Federal Tax Considerations

54	Not applicable

55	Not applicable

56	Not applicable

57	Not applicable

58	Not applicable

59	Financial Statements

Travelers

Corporate Benefit Life Variable
Universal Life Insurance
Prospectus

This Prospectus describes Travelers Corporate Benefit Life variable universal (flexible premium) life insurance Policies (the “Policy”) offered by The Travelers Insurance Company (the “Company”). The policy is designed for use generally by corporations and employers. The Policy Owner (“you”) chooses the amount of life insurance coverage desired with a minimum Stated Amount of $50,000 and a minimum Target Premium of $10,000 per Case. You direct the Net Premium payment to one or more of the variable funding options (the “Investment Options”).

During the Policy’s Right to Cancel Period, the Applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the Applicant signs the application for insurance (or later if state laws requires).

The Policy has no guaranteed minimum Contract Value. The Contract Value of the Policy will vary to reflect the investment performance of the Investment Options to which you have directed your premium payments. You bear the investment risk under this Policy. The Contract Value is reduced by the various fees and charges assessed under the Policy, as described in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value can pay the monthly Policy charges (subject to the Grace Period provision).

We offer two Death Benefits under the Policy — the “Level Option” and the “Variable Option.” Under either option, the Death Benefit will never be less than the Amount Insured (less any outstanding Policy loans or Monthly Deduction Amounts due and unpaid). You choose a Death Benefit at the time you apply for the Policy; however you may change the Death Benefit option, subject to certain conditions.

This Policy may be or become a modified endowment contract under federal tax law. If so, any partial withdrawal, Policy surrender or loan may result in adverse tax consequences or penalties.

Replacing existing insurance with this Policy may not be to your advantage. Each of the Underlying Fund prospectuses is included with the package containing this prospectus. All prospectuses should be read and retained for future reference.

Neither the Securities and Exchange Commission nor any state securities commission have approved or disapproved these Securities or determined if this prospectus is complete or truthful. Any representation to the contrary is a criminal offense.

Variable life insurance policies are not deposits or obligations of, or endorsed or guaranteed by any bank, nor are they federally insured or otherwise protected by the FDIC, the Federal Reserve Board, or any other agency; they are subject to investment risks, including possible loss of principal investment.

The Date of this Prospectus is May 1, 2002.

TABLE OF CONTENTS

Glossary of Special Terms	3	Accumulation Unit Value	23
Prospectus Summary	5	Net Investment Factor	23
General Description	9	Changes to the Policy	23
Group or Individual Policy		General	23
The Application	10	Changes in Death Benefit Option	24
How the Policy Works	10	Additional Policy Provisions	24
Applying Premium Payments	10	Assignment	24
The Investment Options	11	Limit on Right to Contest and Suicide Exclusion	24
Policy Benefits and Rights	16	Misstatement as to Sex and Age	24
Transfers of Contract Value	16	Voting Rights	24
Investment Options	16	Other Matters	25
Automated Transfers		Statements to Policy Owners	25
Dollar Cost Averaging		Suspension of Valuation	25
Portfolio Rebalancing		Dividends	25
Lapse and Reinstatement	16	Mixed and Shared Funding	25
Insured Term Rider		Distribution	25
Exchange Rights		Legal Proceedings and Opinion	26
Right to Cancel	16	Experts	26
Access to Contract Values	16	Federal Tax Considerations	26
Policy Loans	16	General
Consequences	17	Tax Status of the Policy	27
Policy Surrenders	17	Definition of Life Insurance	27
Full Surrenders	17	Diversification	27
Partial Withdrawals	17	Investor Control	28
Death Benefit	18	Tax Treatment of Policy Benefits	28
Option 1	18	In General	28
Option 2	18	Modified Endowment Contracts	28
Payment of Proceeds	19	Exchanges
Payment Options	19	Aggregation of Modified Endowment Contracts
Maturity Benefits	19	Policies Which Are Not Modified Endowment
Charges and Deductions	20	Contracts
General	20	Treatment of Loan Interest	30
Charges Against Premium	20	The Company’s Income Taxes	30
Front-End Sales Expense Charges	20	The Company	31
Monthly Deduction Amount	21	Management	31
Cost of Insurance Charge	21	Directors of The Travelers Insurance Company	31
Monthly Policy Charge	21	Senior Officers of The Travelers Insurance
Monthly Per $1,000 Charge	21	Company	32
Charges Against the Separate Account	21	Example of Policy Charges	32
Mortality and Expense Risk Charge	21	Illustrations	33
Underlying Fund Expenses	21	Appendix A (Performance Information)	A-1
Transfer Charge	21	Appendix B (Target Premiums)	B-1
Reduction or Modification of Charges	21	Appendix C (Cash Value Accumulation Test Factors)	C-1
The Separate Account and Valuation	21	Financial Statements — Fund UL III
The Travelers Fund UL III for Variable Life Insurance		Financial Statements — The Travelers Insurance Company
(Fund UL III)	22
How the Contract Value Varies	22

GLOSSARY OF SPECIAL TERMS

Accumulation Unit — a standard of measurement used to calculate the values allocated to the Investment Options.

Amount Insured — Under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the “Minimum Amount Insured”). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured’s death) or, if greater, the Minimum Amount Insured..

Andesa, TPA, Inc. — The third party administrator for this product, located at 1605 North Cedar Crest Blvd., Suite 502, Allentown, PA 18104-2351.

Beneficiary(ies) — the person(s) named to receive the benefits of this Policy at the Insured’s death.

Case – a grouping of one or more contracts connected by a non-arbitrary factor. Every contract issued will be part of a case. Each case will have one Policy Owner.

Cash Surrender Value — the Contract Value less any outstanding Policy loans.

Contract Value — the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Loan Account.

Company’s Home Office — the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut 06183.

Death Benefit — the amount payable to the Beneficiary if the Insured dies while the policy is in force.

Deduction Date — the day in each Policy Month on which the Monthly Deduction Amount is

General Account — made up of all our assets other than those held in the Separate Account.

Insured — the person on whose life the Policy is issued and who is named on Schedule A of the Application.

Investment Options — the segments of the Separate Account to which you may allocate premiums or Contract Value. Each Investment Option invests directly in a corresponding Underlying Fund.

Issue Date — the date on which the Policy is issued by the Company for delivery to the Policy Owner.

Loan Account — an account in the Company’s general account to which we transfer the amount of any Policy loan, and to which we credit a fixed rate of interest.

Maturity Date — The anniversary of the Policy Date on which the Insured is age 100.

Maximum Investment Option Daily Deduction – The maximum charge that we deduct from each Investment Option to cover Our mortality and expense charges.

Minimum Amount Insured — the amount of Death Benefit required to qualify this Policy as life insurance under federal tax law. It is a stated percentage of the Contract Value determined as of the first day of the Policy Month.

Monthly Deduction Amount — the amount of charges deducted from the Policy’s Contract Value which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any rider(s).

Net Amount At Risk — the Amount Insured for the month divided by 1.00327374 (the Death Benefit Investment Factor which accounts for the COI charges taken out a the beginning of the month) minus the Contract Value.

Net Premium — the amount of each premium payment, minus the deduction of any front-end sales expense charges.

Outstanding Policy Loan — Amount owed the Company as a result of policy loans including both principal and accrued interest.

Planned Premium — the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

Policy Date — the date on which the Policy, benefits and provisions of the Policy become effective. This date will not be on the 29th, 30th, or 31st of any month.

Policy Month — monthly periods computed from the Policy Date.

Policy Owner(s) (you, your or Owner) — the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured(s).

Policy Years — annual periods computed from the Policy Date.

SEC – The Securities and Exchange Commission.

Separate Account — assets set aside by The Travelers Insurance Company, the investment performance of which is kept separate from that of other assets of The Travelers Insurance Company; for example, The Travelers Fund UL III for Variable Life Insurance.

Stated Amount — the amount originally selected by the Policy Owner used to determine the Death Benefit, or as may be increased or decreased as described in this Prospectus.

Surrender Value — Cash Surrender Value plus any additional amount paid upon a full cash surrender.

Target Premium — the level annual premium above which the sales expense charges are reduced. Refer to Appendix B. The minimum Target Premium per Case is $10,000.

Underlying Fund (or Fund)— the underlying mutual fund(s) that correspond to each Investment Option. Each Investment Option invests directly in an Underlying Fund of the same name.

Underwriting Period — the time period from when we receive a completed Application until the Issue Date.

Valuation Date — a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading and the Company is open for business. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

Valuation Period — the period between the close of business on successive Valuation Dates.

We, Us, Our – The Travelers Insurance Company.

PROSPECTUS SUMMARY

What is Corporate Owned Variable Universal Life Insurance?

This Flexible Premium Variable Life Insurance Policy is designed for corporations and employees to provide insurance protection on the life of Insured employees and to build Contract Value with a minimum Target Premium of $10,000 per Case. In addition, under certain circumstances, individuals may purchase a Policy. Unlike traditional, fixed-premium life insurance, the Policy allows you, as the owner, to allocate your premium, or transfer Contract Value to various Investment Options. These Investment Options include equity, bond, money market and other types of portfolios. Your Contract Value will change daily, depending on investment return. No minimum amount is guaranteed as in a traditional life insurance policy.

Summary of Features

Investment Options: You have the ability to choose from a wide variety of Investment Options. Each Investment Options invest directly in an Underlying Fund of the same name. These professionally managed stock, bond and money market funds cover a broad spectrum of investment objectives and risk tolerance. The following Investment Options (subject to state availability) are available currently:

EMERGING MARKETS	Putnam VT Voyager II Fund — Class IB
Credit Suisse Emerging Markets Portfolio	Salomon Brothers Variable Investors Fund
Smith Barney Large Capitalization Growth
INTERNATIONAL	Smith Barney Aggressive Growth Portfolio
American Global Growth Fund – Class 2	Social Awareness Stock Portfolio (Smith Barney)
Janus Worldwide Growth Portfolio – Service Shares
Lazard International Stock Portfolio	BALANCED
Putnam VT International Growth Fund — Class IB	American Growth-Income Fund – Class 2
Smith Barney International All Cap Growth Portfolio	Fidelity VIP II Asset Manager Portfolio — Initial Class
Janus Balanced Portfolio — Service Shares
SMALL CAP	MFS Total Return Portfolio
Dreyfus Small Cap Portfolio — Initial Shares	Salomon Brothers Variable Total Return Fund
Franklin Small Cap Fund — Class 2	Smith Barney Fundamental Value Portfolio
Putnam VT Small Cap Value Fund — Class 1B
INDEX
MID CAP	Deutsche VIT EAFE Equity Index Fund
Aim Capital Appreciation Portfolio	Deutsche VIT Small Cap Index Fund
Fidelity VIP III Mid Cap Portfolio — Service Class 2	Smith Barney Equity Index Portfolio — Class1
MFS Emerging Growth Portfolio
MFS Mid Cap Growth Portfolio	BOND
Salomon Brothers Variable Capital Fund	PIMCO Total Return Bond Portfolio
Travelers Disciplined Mid Cap Stock Portfolio	Salomon Brothers Variable Strategic Bond Fund
Van Kampen Enterprise Portfolio	Travelers Convertible Bond Portfolio
Travelers High Yield Bond Trust
LARGE CAP	Travelers Quality Bond Portfolio
Alliance Growth Portfolio	Travelers U.S. Government Securities Portfolio
Alliance Premier Growth Portfolio — Class B
Capital Appreciation Fund (Janus)	MONEY MARKET
American Century VP Ultra Fund	Travelers Money Market Portfolio
America Century Growth Fund
Dreyfus Appreciation Portfolio — Initial Shares	REAL ESTATE
Equity Income Portfolio (Fidelity)	Delaware Investments REIT Series
Fidelity VIP II Contrafund Portfolio —Service Class 2
Large Cap Portfolio (Fidelity)	NON-STYLE SPECIFIC
MFS Research Portfolio	Janus Global Technology Portfolio – Service Shares

Additional Investment Options may be added from time to time. For more information, see “The Investment Options.” Refer to each Fund’s prospectus for a complete description of the investment objectives, restrictions and other material information.

Premiums: When applying for your Policy, you state how much you intend to pay, and whether you will pay annually, semiannually or monthly. You may also make unscheduled premium payments in any amount, subject to the limitations described in this prospectus.

You indicate on your application what percentage of each Net Premium you would like allocated to the Investment Options. You may not allocate less than 5% of each Net Premium to any Investment Option and allocations must be in whole percentages. You may change your allocations by writing to the Company or by calling 1-800-334-4298.

During the Underwriting Period, any premium paid will be held in a non-interest bearing account. After the Policy Date and until the applicants’ right to cancel has expired, your Net Premium will be invested in the Money Market Portfolio unless you purchase the Contract in a state which permits us to refund Contract Value. Then you may invest your Net Premium in any Investment Option during the Right to Cancel Period. After that, the Contract Value will be distributed to each Investment Option in the percentages indicated on your application.

Right to Examine Policy: You may return your Policy for any reason and receive a full refund of your premium or Contract, as required by state law, by mailing us the Policy and a written request for cancellation within a specified period.

Death Benefits: At time of application, you select a Death Benefit option. Under certain conditions you may be able to change the Death Benefit option at a later date. The options available are:

    ·   Level Option (Option 1): the Amount Insured will equal the greater of the Stated Amount or the Minimum Amount Insured.

    ·   Variable Option (Option 2): the Amount Insured will equal the greater of the Stated Amount of the Policy plus the Contract Value or the Minimum Amount Insured.

Policy Values: As with other types of insurance policies, this Policy can accumulate a Contract Value. The Contract Value of the Policy will increase or decrease to reflect the investment experience of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Contract Value. There is no minimum guaranteed Contract Value allocated to the Investment Options.

    Access to Policy Values: You may borrow up to 100% of your Policy’s Cash Surrender Value. (See “Policy Loans” for loan impact on coverage and policy values.)

You may cancel all or a portion of your Policy while the Insured is living and receive all or a portion of the Cash Surrender Value.

Transfers of Policy Values: You may transfer all or a portion of your Contract Value among the Investment Options. You may do this by writing to the Company.

Grace Period: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay the Monthly Deduction Amount, you will have 61 days to pay a premium to cover the Monthly Deduction Amount. If the premium is not paid, your Policy will lapse.

Tax Consequences: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary. At any point in time, the Policy may become a modified endowment contract (“MEC”). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the Policy Owner attains age 59 ½. The Company has established safeguards for monitoring whether a Policy may become a MEC.

Charges and Deductions: Your Policy is subject to charges, which compensate the Company for administering and distributing the Policy, as well as paying Policy benefits and assuming related risks. These charges are summarized below, and explained in detail under “Charges and Deductions.”

Policy Charges

Sales Expenses Charges - We deduct a front-end sales charge from each premium payment received. The sales charges are summarized in the chart below. An increase in Stated Amount is treated as a newly issued contract for purposes of computing the Sales Expense Charge. .

	SALES EXPENSE CHARGES CURRENTLY CHARGED	SALES EXPENSE CHARGES GUARANTEED NOT TO EXCEED
POLICY YEARS	Up to Target Premium	In Excess of Target Premium	Up to Target Premium	In Excess of Target Premium
Years 1-7	12%	8%	15%	12%
After Year 7	5.5%	5.5%	15%	12%

Currently, 2.25% of the Sales Expense Charge is designed to compensate us for state premium taxes owed by the Company associated with the receipt of premium, which cost is borne by the Policy Owner. These taxes vary from state to state, and 2.25% is an average. In some states, there may be no premium taxes associated with premium. Likewise, 1.25% of the Sales Expense Charge is designed to compensate us for federal taxes associated with the receipt of premium, which cost is borne by the Policy Owner.

Monthly Deduction - deductions taken from the value of your Policy each month to cover:

    cost of insurance charges (varies)
    a current Policy of $19.67 (guaranteed not to exceed $30)
    an administrative expense charge of $0.09 (guaranteed not to exceed $0.10) per thousand per month of Total Per $1000 Death benefit applied for the first 20 years and for 20 years following an increase in Stated Amount. The Total Per $1,000 Death Benefit is the lessor of the Initial Death Benefit or 20 times the Target Premium a Case Charge which is currently $5.00 per month per Case (guaranteed not ot exceed $60 per month per case) – the Case Charge is allocated equally to each policy in a case charges for optional riders, if any

Surrender Charge - There is no surrender charge

Transfer Charge - We reserve the right to limit free transfers among Investment Options to six times per Policy Year and to charge $10 for each additional transfer that we allow

Asset-Based Charges

    Mortality and Expense Risk Charge — applies to the assets of the Investment Options on a daily basis which currently equals an annual rate of 0.25% for Policy Years 1 through 6, and 0.15% for Policy Years 7 through 25 and 0.05% thereafter. It is guaranteed not to exceed 0.75% in all years.
    Underlying Fund Fees — the Separate Account purchases shares of the Underlying Funds on a net asset value basis. The shares purchased already reflect the deduction of investment advisory fees and other expenses. These Underlying Fund Fees are summarized below.

Underlying Fund Expenses

(as a percentage of average daily net assets of the Underlying Fund as of December 31, 2001, unless otherwise noted

Funding Options:	Management Fee (after expense reimbursement)	12b-1 Fees	Other Expenses (after expense reimbursement)	Total Annual Operating Expenses (after expense reimbursement)

Capital Appreciation Fund (Janus)
High Yield Bond Trust
Money Market Portfolio
American Century Variable Products, Inc VP Ultra Fund
Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B*
CitiStreet Funds, Inc.
CitiStreet Diversified Bond Fund†
Credit Suisse Warburg Pincus Trust
Emerging Markets Portfolio
Delaware Group Premium Fund
REIT Series
Small Cap Value Series
Deutsche Asset Management, Inc.
EAFE(R) Equity Index Fund
Small Cap Index Fund
Dreyfus Variable Investment Fund
Appreciation Portfolio — Initial Shares
Small Cap Portfolio — Initial Shares
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2*
Greenwich Street Series Fund
Diversified Strategic Income Portfolio
Equity Index Portfolio — Class I
Fundamental Value Portfolio
Janus Aspen Series
Balanced Portfolio — Service Shares*
Global Technology Portfolio — Service Shares*
Worldwide Growth Portfolio — Service Shares*
PIMCO Variable Insurance Trust
Total Return Bond Portfolio
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares*
Putnam VT Small Cap Value Fund — Class IB Shares*
Putnam VT Voyager II Fund — Class IB Shares*
Salomon Brothers Variable Series Fund Inc.
Capital Fund
Investors Fund
Strategic Bond Fund
Total Return Fund
Strong Variable Insurance Funds, Inc.
Strong Multi Cap Value Fund II**

Funding Options:	Management Fee (after expense reimbursement)	12b-1 Fees	Other Expenses (after expense reimbursement)	Total Annual Operating Expenses (after expense reimbursement)

The Travelers Series Trust
Convertible Bond Portfolio
Disciplined Mid Cap Stock Portfolio
Disciplined Small Cap Stock Portfolio
Equity Income Portfolio
Large Cap Portfolio
Lazard International Stock Portfolio
MFS Emerging Growth Portfolio
MFS Mid Cap Growth Portfolio
MFS Research Portfolio
Quality Bond Portfolio
Strategic Stock Portfolio
Social Awareness Stock Portfolio
U.S. Government Securities Portfolio
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio
Alliance Growth Portfolio
MFS Total Return Portfolio
Smith Barney Aggressive Growth Portfolio
Smith Barney International All Cap Growth Portfolio
Smith Barney Large Capitalization Growth Portfolio
Van Kampen Enterprise Portfolio
Variable Insurance Products Fund II
Asset Manager Portfolio — Initial Class
Contrafund(R) Portfolio — Service Class 2*
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2*

______________

*	The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service providers).

Notes

GENERAL DESCRIPTION

This prospectus describes a flexible premium variable life insurance policy with a minimum Target Premium of $10,000 per Case offered by The Travelers Insurance Company to corporations and employers (and individuals under certain circumstances). It provides life insurance protection on the life of an Insured, and pays policy proceeds when the Insured dies while the policy is in effect. The policy offers:

    Flexible premium payments (you select the timing and amount of the premium)
    A selection of Investment Options
    A choice of two Death Benefit options
    Loans and partial withdrawal privileges
    The ability to increase or decrease the Policy’s face amount of insurance

This Policy is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with Death Benefits, Contract Values and other features traditionally associated with life insurance. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured, and Death Benefit may increase or decrease depending on the investment experience of the Investment Options chosen.

There may be differences in your Policy (such as differences in fees, charges and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Consult your Policy for its specific terms.

The Application. In order to become a policy owner, you must submit an application with information about the proposed Insured. The Insured must sign a life insurance consent form and provide evidence of insurability, as required. On the application, you will also indicate:

    the amount of insurance desired (the “Stated Amount”); minimum of $50,000 your choice of the two Death Benefit options
    the beneficiary(ies), and whether or not the beneficiary is irrevocable your choice of Investment Options.

Our underwriting staff will review the completed application, and, if approved, we will issue the Policy.

HOW THE POLICY WORKS

You make premium payments and direct them to one or more of the available Investment Options. The Policy’s Contract Value will increase or decrease depending on the performance of the Investment Options you select. In the case of Death Benefit Option 2, the Death Benefit will also vary based on the Investment Options’ performance.

If your Policy is in effect when the Insured dies, we will pay your beneficiary the Death Benefit plus any additional rider Death Benefit. Your Policy will stay in effect as long as the Policy’s Cash Surrender Value can pay the Policy’s monthly charges.

Your Policy becomes effective once our underwriting staff has approved the application and once the first premium payment has been made. The Policy Date is the date we use to determine all future transactions on the policy, for example, the deduction dates, policy months, policy years. The Policy Date may be before or the same date as the Issue Date (the date the policy was issued). During the underwriting period, any premium paid will be held in a non-interest bearing account.

Applying Premium Payments

We apply the first premium on the later of the Issue Date or the date we receive it at our Home Office. During the Right to Cancel Period, we allocate Net Premiums to the Money Market Portfolio unless state law permits us to refund Contract Value. If state law permits us to refund Contract Value, then your Net Premium may be invested in any available Investment Option during the Right to Cancel Period. Otherwise, at the end of the Right to Cancel Period, we direct the Net Premiums to the Investment Option(s) selected on the application, unless you give us other directions.

Any premium allocation must be at least 5% and must be in whole percentages. You may make additional payments at any time while your Policy is in force. We reserve the right to require evidence of insurability before accepting additional premium payments which result in an increased Net Amount at Risk. We will return any additional premium payments which would exceed the limits prescribed by federal income tax laws or regulations which would prevent the Policy from qualifying as life insurance.

The Investment Options are segments of the Separate Account. They correspond to Underlying Funds with the same names. The available Investment Options are listed below.

We credit your policy with Accumulation Units of the Investment Option(s) you have selected. We calculate the number of Accumulation Units by dividing your Net Premium Payment by each Investment Option’s Accumulation Unit Value computed after we receive your payment.

THE INVESTMENT OPTIONS

The Investment Options currently available under Fund UL III are listed below. There is no assurance that an Investment Option will achieve its stated objectives. We may, add, withdraw or substitute Investment Options from time to time. Any changes will comply with applicable state and federal laws. We would notify you before making such a change. For more detailed information on the investment advisers and their services and fees, please refer to the Underlying Fund’s prospectuses which are included with and must accompany this prospectus. The Company has entered into agreements with either the investment adviser or distributor of certain of the Underlying Funds in which the adviser or distributor pays us a fee for providing administrative services, which fee may vary. The fee is ordinarily based upon an annual percentage of the average aggregate net amount invested in the Underlying Funds on behalf of the Separate Account. Please read carefully the complete risk disclosure i n each Underlying Fund’s prospectus before investing.

Investment Option	Investment Objective	Investment Adviser/Subadviser
Capital Appreciation Fund	Seeks growth of capital through the use of common stocks. Income is not an objective. The Fund invests principally in common stocks of small to large companies which are expected to experience wide fluctuations in price in both rising and declining markets.	Travelers Asset Management International Company LLC (“TAMIC”) Subadviser: Janus Capital Corp.
High Yield Bond Trust	Seeks generous income. The assets of the High Yield Bond Trust will be invested in bonds which, as a class, sell at discounts from par value and are typically high risk securities.	TAMIC
Money Market Portfolio	Seeks high current income from short term money market instruments while preserving capital and maintaining a high degree of liquidity.	TAMIC
Alliance Variable Product Series Fund
Premier Growth Portfolio – Class B	Seeks long-term growth of capital by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earning momentum.	Alliance Capital Management
American Century Variable Portfolios, Inc.
VP Ultra Fund	Seeks long-term capital growth by looking for stocks of large companies that the manager believes will increase in time, using a growth investment strategy developed by American Century.	American Century Investment Management Inc.
American Variable Insurance Series
Global Growth Fund – Class 2	Seeks capital appreciation by investing primarily in common stock of companies located around the world.	Capital Research and Management Company
Growth Fund – Class 2	Seeks capital appreciation by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.	Capital Research and Management Company
Growth-Income Fund – Class 2	Seeks capital appreciation and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.	Capital Research and Management Company
Credit Suisse Trust
Emerging Markets Portfolio	Seeks long-term growth of capital by investing primarily in equity securities of non-U.S issuers consisting of companies in emerging securities markets.	Credit Suisse Asset Management, LLC

Investment Option	Investment Objective	Investment Adviser/Subadviser
Delaware Group Premium Fund
REIT Series	Seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. The Series seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. Under normal circumstances, at least 65% of the Series total assets will be invested in equity securities of real estate investment trusts (“REITs”). The Series operates as a nondiversified fund as defined by the Investment Company Act of 1940.	Delaware Management Company, Inc. Subadviser: Lincoln Investment Management, Inc.
Deutsche Asset Management VIT Funds
EAFE Equity Index Fund	Seeks to replicate, before deduction of expenses, the total return performance of the EAFE index.	Deutsche Asset Management
Small Cap Index Fund	Seeks to replicate, before deduction of expenses, the total return performance of the Russell 2000 index.	Deutsche Asset Management
Dreyfus Variable Investment Fund
Appreciation Portfolio — Initial Shares	Seeks primarily to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. The portfolio invests primarily in the common stocks of domestic and foreign issuers.	The Dreyfus Corporation Subadviser: Fayez Sarofim & Co.
Small Cap Portfolio — Initial Shares	Seeks to maximize capital appreciation. To pursue this goal, the portfolio primarily invests in small-cap companies with total market values of less than $2 billion at the time of purchase.	The Dreyfus Corporation
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2	Seeks long-term capital growth; the Fund seeks to accomplish its objective by investing primarily (normally at least 65% of its assets) in equity securities of smaller capitalization growth companies.	Franklin Advisers, Inc. Subadviser: Templeton Investment Counsel, Inc.
Greenwich Street Series Fund
Equity Index Portfolio — Class I Shares	Seeks to replicate, before deduction of expenses, the total return performance of the S&P 500 Index	Travelers Investment Management Company (“TIMCO”)
Fundamental Value Portfolio	Seeks long-term capital growth with current income as a secondary objective.	SBFM
Janus Aspen Series
Balanced Portfolio — Service Shares	Seeks current income and long-term growth of capital, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.	Janus
Global Technology Portfolio — Service Shares	Seeks long-term growth of capital. It pursues its objective by investing primarily in equity securities of US and foreign companies selected for their growth potential. Normally, it invests at least 65% of its total assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology.	Janus

Investment Option	Investment Objective	Investment Adviser/Subadviser
Worldwide Growth Portfolio — Service Shares	Seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.	Janus
PIMCO Variable Insurance Trust
Total Return Bond Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing primarily in investment-grade debt securities.	Pacific Investment Management Company
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares	Seeks capital appreciation by investing mostly in common stocks of companies outside the United States.	Putnam Investment Management, Inc. (“Putnam”)
Putnam VT Small Cap Value Fund — Class IB Shares	Seeks capital appreciation by investing mainly in common stocks of U.S. companies with a focus on value stocks.	Putnam
Putnam VT Voyager II Fund — Class IB Shares	Seeks capital appreciation by investing mainly in common stocks of U.S. companies with a focus on growth stocks.	Putnam
Salomon Brothers Variable Series Fund Inc.
Capital Fund	Seeks capital appreciation through investments primarily in common stock, or securities convertible to common stocks, which are believed to have above-average price appreciation potential and which may also involve above-average risk.	Salomon Brothers Asset Management (“SBAM”)
Investors Fund	Seeks long-term growth of capital. Current income is a secondary objective.	SBAM
Strategic Bond Fund	Seeks high level of current income. As a secondary objective, the Portfolio will seek capital appreciation.	SBAM
Total Return Fund	Seeks above-average income (compared to a portfolio invested entirely in equity securities). Secondarily, seeks opportunities for growth of capital and income.	SBAM
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	Seeks capital appreciation by investing principally in common stock, with emphasis on medium-sized and smaller emerging growth companies.	Travelers Investment Advisers (“TIA”) Subadviser: AIM Capital Management, Inc.
Alliance Growth Portfolio	Seeks long-term growth of capital by investing predominantly in equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the U.S. economy over time. Current income is only an incidental consideration.	TIA Subadviser: Alliance Capital Management L.P.
MFS Total Return Portfolio	Seeks to obtain above-average income(compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. Generally, at least 40% of the Portfolio’s assets will be invested in equity securities.	TIA Subadviser: Massachusetts Financial Services Company (“MFS”)

Investment Option	Investment Objective	Investment Adviser/Subadviser
Smith Barney Aggressive Growth Portfolio	Seeks capital appreciation investing primarily in common stocks of companies that are experiencing, or have the potential to experience, growth of earnings, or that exceed the average earnings growth rate of companies whose securities are included in the S&P 500.	SBFM
Smith Barney International All Cap Growth Portfolio	Seeks total return on assets from growth of capital and income by investing at least 65% of its assets in a diversified portfolio of equity securities of established non-U.S. issuers.	SBFM
Smith Barney Large Capitalization Growth Portfolio	Seeks long-term growth of capital by investing in equity securities of companies with large market capitalizations.	SBFM
Van Kampen Enterprise Portfolio	Seeks capital appreciation through investment in securities believed to have above-average potential for capital appreciation. Any income received on such securities is incidental to the objective of capital appreciation.	SBFM Subadviser: Van Kampen Asset Management, Inc.
Travelers Series Trust
Convertible Bond Portfolio	Seeks current income and capital appreciation by investing in convertible securities and in combinations of nonconvertible fixed-income securities and warrants or call options that together resemble convertible securities (“synthetic convertible securities”).	TAMIC
Disciplined Mid Cap Stock Portfolio	Seeks growth of capital by investing primarily in a broadly diversified portfolio of common stocks.	TAMIC Subadviser: TIMCO
Equity Income Portfolio	Seeks reasonable income by investing at least 65% in income-producing equity securities. The balance may be invested in all types of domestic and foreign securities, including bonds. The Portfolio seeks to achieve a yield that exceeds that of the securities comprising the S&P 500. The Subadviser also considers the potential for capital appreciation.	TAMIC Subadviser: Fidelity Management & Research Company (“FMR”)
Large Cap Portfolio	Seeks long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations.	TAMIC Subadviser: FMR
Lazard International Stock Portfolio	Seeks capital appreciation by investing primarily in the equity securities of non-United States companies (i.e., incorporated or organized outside the United States).	TAMIC Subadviser: Lazard Asset Management
MFS Emerging Growth Portfolio	Seeks long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental.	TAMIC Subadviser: MFS
MFS Mid Cap Growth Portfolio	Seeks to obtain long-term growth of capital by investing under normal market conditions, at least 65% of its total assets in equity securities of companies with medium market capitalization which the investment adviser believes have above-average growth potential.	TAMIC Subadviser: MFS
MFS Research Portfolio	Seeks to provide long-term growth of capital and future income.	TAMIC Subadviser: MFS
Travelers Quality Bond Portfolio	Seeks current income, moderate capital volatility and total return.	TAMIC

Investment Option	Investment Objective	Investment Adviser/Subadviser
Social Awareness Stock Portfolio	Seeks long-term capital appreciation and retention of net investment income. The Portfolio seeks to fulfill this objective by selecting investments, primarily common stocks, which meet the social criteria established for the Portfolio. Social criteria currently excludes companies that derive a significant portion of their revenues from the production of tobacco, tobacco products, alcohol, or military defense systems, or in the provision of military defense related services or gambling services.	SBFM
U.S. Government Securities Portfolio	Seeks to select investments from the point of view of an investor concerned primarily with highest credit quality, current income and total return. The assets of the U.S. Government Securities Portfolio will be invested in direct obligations of the United States, its agencies and. instrumentalities	TAMIC
Variable Insurance Products Fund II
Asset Manager Portfolio — Initial Class	Seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term fixed-income instruments.	FMR
Contrafund Portfolio — Service Class 2	Seeks long-term capital appreciation by investing primarily in common stocks of companies whose value the advisor believes is not fully recognized by the public.	FMR
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2	Seeks long-term growth of capital and income by investing primarily in income-producing equity securities, including common stocks and convertible securities.	FMR

POLICY BENEFITS AND RIGHTS

Transfers of Contract Value

Investment Options

As long as the Policy remains in effect, you may make transfers of Contract Value between Investment Options. We reserve the right to restrict the number of free transfers to six times per Policy in any Policy Year and to charge $10 per Policy for each additional transfer; however, we do not currently charge for transfers. Amounts transferred under the Automated Transfer programs described below are not counted for purposes of this limit on transfers.

We calculate the number of Accumulation Units involved using the Accumulation Unit Values on the Valuation Date on which we receive the transfer request.

Lapse and Reinstatement

The Policy will remain in effect until the Cash Surrender Value of the Policy can no longer cover the Monthly Deduction Amount. If this happens, we will notify you in writing that if the amount shown in the notice is not paid within 61 days (the “Late Period”), the Policy may lapse. The amount shown will be enough to pay the deduction amount due. The Policy will continue through the Late Period, but if no payment is received by us, it will terminate at the end of the Late Period. If the Insured dies during the Late Period, the Death Benefit payable will be reduced by the Monthly Deduction Amount due plus the amount of any outstanding loan. (See “Death Benefit,” below.)

If the Policy lapses, you may reinstate the Policy by paying the reinstatement premium (and any applicable charges) stated in the lapse notice. You may request reinstatement within three years of lapse (unless a different period is required under applicable state law). Upon reinstatement, the Policy’s Contract Value will equal the Net Premium. In addition, we reserve the right to require satisfactory evidence of insurability of the Insured.

Right to Cancel

An Applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of

(1)	10 days after delivery of the Policy to the Policy Owner,

(2)	45 days of completion of the Policy application, or

(3)	10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

(4)	later if required by state law.

We will refund the premium payments paid, or the sum of (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s), (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and (3) any fees and other charges imposed on amounts allocated to the Investment Option(s), depending on state law. We will make the refund within seven days after we receive your returned policy.

ACCESS TO CONTRACT VALUES

Policy Loans

You may borrow up to 100% of the Policy’s Cash Surrender Value less indebtedness. This amount will be determined on the day we receive the loan request in writing in a form acceptable to us. We reserve the right to limit loan requests to at least $500 (subject to state law). We will make the loan within seven days of our receipt of the written loan request. The annual effective loan interest rate charged is 5.00%. The annual effective loan interest rate credited is 4.55% in years 1 — 25, 4.7% in years 26 plus.

If you have a loan outstanding and request a second loan, we will add the amount of the outstanding loan to the loan request. Interest on the outstanding amount of the loan(s), is charged daily and is payable at the end of each Policy Year.

We will transfer the amount of the loan from each Investment Option on a pro rata basis, as of the date the loan is made unless otherwise specified. We transfer the loan amount to the Loan Account, and credit the Loan Account with a fixed annual rate as shown in the Policy. Amounts held in the Loan Account will not be affected by the investment performance of the Investment Options. As you repay the loan, we deduct the amount of the loan repayment from the Loan Account and reallocate the payments among the Investment Options according to your current instructions. You may repay all or any part of a loan secured by the Policy while the Policy is still in effect.

Consequences. Your Cash Surrender Value is reduced by the amount of any Indebtedness. If a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse. Additionally, the Death Benefit payable will be decreased because of an outstanding loan. Also, even if a loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since you do not receive any investment experience on the outstanding loan amount held in the Loan Account.

Policy Surrenders

You may withdraw all or a portion of the Contract Value from the Policy on any day that the Company is open for business.

Full Surrenders. As long as the Policy is in effect, you may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the beneficiary’s consent provided the beneficiary has not been designated “irrevocable.” If so, you will need the beneficiary’s consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Contract Value, minus any Indebtedness.

For full surrenders, we will pay you within seven days after we receive the request, or on the date you specify, whichever is later. The Policy will terminate on the deduction date following our receipt of the surrender request (or following the date you specified, if later).

If the Policy has not been assigned at any time and is not part of a tax free exchange and a full surrender is requested in the first four Policy Years we may pay an additional amount at the time of surrender.

These payments will not be made from the policy, but are a separate obligation of Travelers. The amount, duration and availability of this additional payment may vary based on a number of factors, including:

    the number of insureds;
    the purpose for which the policies are being purchased; and
    any other circumstances which are rationally related to an expected reduction in acquisition or administrative costs.

These additional surrender payments will be determined in a manner not unfairly discriminatory to policy owners.

Partial Withdrawals. You may request a partial withdrawal from the Policy at any time after the first policy year. We reserve the right to limit partial withdrawals to at least $500. We will deduct the amount surrendered pro rata from all Investment Options, unless you give us other written instructions.

In addition to reducing the Policy’s Contract Value, partial withdrawals will reduce the Death Benefit payable under the Policy. We will reduce the Stated Amount by the amount necessary to prevent any increase in the Net Amount at Risk. We may require you to return the Policy to record this reduction.

DEATH BENEFIT

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the death of the Insured. The Death Benefit will be reduced by any unpaid Monthly Deduction Amount and any Indebtedness. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described in the following pages.

You may elect one of these Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under any option will be at least the current Stated Amount of the Policy less any Indebtedness and unpaid Monthly Deduction Amount. The Amount Insured under any option may vary with the Contract Value of the Policy. Under Option 1 (the “Level Option”), the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the “Minimum Amount Insured”). Under Option 2 (the “Variable Option”), the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the last Insured’s death) or, if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy’s Contract Value determined as of the first day of each Policy Month. The Policy uses the Cash Value Accumulation Test as the definition of life insurance under Section 7702. The Percentages differ according to the attained age of the Insured. The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. In the Cash Value Accumulation Test, the factors at the end of a Policy Year are set forth in Appendix C.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under each Death Benefit Options. The examples assume an Insured of age 40, a Minimum Amount Insured of 332.495% of Contract Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 — Level Death Benefit

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 332.495% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $33,250 ($10,000 x 332.495%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($33,250), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $132,998 ($40,000 x 332.495%). The resulting Death Benefit would be $132,998 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($132,998).

OPTION 2 — Variable Death Benefit

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Contract Value of the Policy (determined on the date of the Insured’s death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 332.495% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $33,250 ($10,000 x 332.495%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Contract Value ($10,000), unless the Minimum Amount Insured ($33,250) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $60,000, then the Minimum Amount Insured would be $199,497 ($60,000 x 332.495%). The resulting Death Benefit would be $199,497 because the Minimum Amount Insured ($199,497) is greater than the Stated Amount plus the Contract Value ($50,000 + $60,000 = $110,000).

Payment of Proceeds

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured’s death. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Indebtedness, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See “Assignment”.) If no beneficiary is living when the Insured has died, the Death Benefit will be paid to the Policy Owner, if living, otherwise, the Death Benefit will be paid to the Policy Owner’s estate.

Subject to state law, if the Insured commits suicide within two years following the Issue Date limits on the amount of Death Benefit paid will apply. (See “Limit on Right to Contest and Suicide Exclusion”) In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Contract Value of the Policy, then the Death Benefit actually paid to the Policy Owner’s Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See “Contract Value and Cash Surrender Value,” for effects of partial surrenders on Death Benefits.)

Payment Options

We will pay policy proceeds in a lump sum, unless you or the Beneficiary selects one of the Company’s payment options. We may defer payment of proceeds which exceed the Contract Value for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless we consent to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options.

  The following payment options are available under the Policy:

      OPTION 1 — Payments of a Fixed Amount

      OPTION 2 — Payments for a Fixed Period

      OPTION 3 — Amounts Held at Interest

      OPTION 4 — Monthly Life Income

      OPTION 5 — Joint and Survivor Level Amount Monthly Life Income

      OPTION 6 — Joint and Survivor Monthly Life Income-Two-thirds to Survivor

      OPTION 7 — Joint and Last Survivor Monthly Life Income-Monthly Payment Reduces on Death of First Person Named

      OPTION 8 — Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

MATURITY BENEFITS

The maturity date is the anniversary of the Policy Date on which the Insured is age 100. If the Insured is living on the Maturity Date, the Company will pay you the Policy’s Contract Value, less any Indebtedness or unpaid Deduction Amount and any amount payable to an assignee under a collateral assignment of the Policy. You must surrender the Policy to us before we make a payment, at which point the Policy will terminate and we will have no further obligations under the Policy.

CHARGES AND DEDUCTIONS

General

We deduct the charges described below. The charges are for service and benefits we provide, costs and expenses we incur, and risks we assume under the Policies, services and benefits we provide include:

    the ability for you to make withdrawals and surrenders under the Policies;
    the ability for you to obtain a loan under the Policies;
    the Death Benefit paid on the death of the Insured;
    the available funding options;
    administration of the various elective options available under the Policies; and
    the distribution of various reports to policy owners.

Costs and expenses we incur include:

    expenses associated with underwriting applications and increases in the Stated Amount;
    losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;
    sales and marketing expenses including commission payments to your sales agent; and
    other costs of doing business.

Risks we assume include:

    that insureds may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected; and
    that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Charges Against Premium

Sales Expenses Charges — We deduct a front-end sales charge from each premium payment received. The sales charges are summarized in the chart below. An increase in Stated Amount is treated as a newly issued contract for purposes of computing the Sales Expense Charge.

	SALES EXPENSE CHARGES CURRENTLY CHARGED	SALES EXPENSE CHARGES GUARANTEED NOT TO EXCEED
POLICY YEARS	Up to Target Premium	In Excess of Target Premium	Up to Target Premium	In Excess of Target Premium
Years 1-7	12%	8%	15%	12%
After Year 7	5.5%	5.5%	15%	12%

Currently, 2.25% of the Sales Expense Charge is designed to compensate us for state premium taxes owed by the Company associated with the receipt of premium, which cost is borne by the Policy Owner. These taxes vary from state to state, and 2.25% is an average. In some states, there may be no premium taxes associated with premium. Likewise, 1.25% of the Sales Expense Charge is designed to compensate us for federal taxes associated with the receipt of premium, which cost is borne by the Policy Owner.

Monthly Deduction Amount

We will deduct a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount is deducted pro rata from each of the Investment Options attributable to the Policy. The amount is deducted on the first day of each Policy Month (the “Deduction Date”), beginning on the Policy Date. The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of the Cost of Insurance Charge, Monthly Policy Fee, Monthly Administrative Per $1,000 Charge, Case Charge and charges for any Rider(s).

Cost of Insurance Charge. The Cost of Insurance Charge is a significant charge under your Policy because it is the primary charge for the death benefit we provide you. We determine the Cost of Insurance in a manner that reflects the anticipated mortality of the Insured. Because the Cost of Insurance depends on a number of factors (age, gender (where applicable), policy duration), the cost will vary from policy to policy. The amount of the Cost of Insurance deduction also depends on the amount of insurance coverage on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on age, sex, risk class of the Insured and duration from issue.

Monthly Policy Fee. This current $19.67 charge is used to cover expenses associated with maintaining the policy. This charge is guaranteed not to exceed $30.

MonthlyAdministrative Per $1,000 Charge. An administrative expense charge of $0.09 guaranteed not to exceed $0.10 per thousand per month of Total per $1,000 Death Benefit applied for the first 20 years and for 20 years following and increase in Stated Amount. The Total Per $1,000 Death Benefit is the lesser of the Initial Death Benefit and 20 times the Target Premium.

Case Charge. This current $5.00 per month per case charge is used to cover expenses associated with maintaining the policies. This charge is guaranteed not to exceed $60. The Case Charge is allocated equally to each policy in a case.

Charges Against the Separate Account

Mortality and Expense Risk Charge. We deduct a daily charge applied against the assets in the Investment Options for mortality and expense risks. This current charge is at an annual rate of 0.25% for Policy Years 1-6, 0.15% for Policy Years 7 through 25 and 0.05% thereafter. It is guaranteed not to exceed .75% for all years. This charge compensates us for various risks assumed, benefits provided and expenses incurred including commissions paid to your sales agent.

Underlying Fund Expenses

When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Underlying Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted. The investment advisory fees and other expenses paid by each of the Underlying Funds are described in the individual Underlying Fund prospectuses. These are not direct charges under the Policy; they are indirect because they affect each Investment Option’s accumulation unit value.

The Company also reserves the right to charge the assets of each Investment Option for a reserve for any income taxes payable by the Company on the assets attributable to that Investment Option. (See “Federal Tax Considerations.”)

Transfer Charge

There is currently no charge for transfers between Investment Options. We reserve the right to limit free transfers of Contract Value to six times per Policy in any Policy Year, and to charge $10 per Policy for any additional transfers.

Reduction or Modification of Charges

The policy is available for purchase by individuals, corporations and other groups. The Company may reduce or modify certain charges (sales load, surrender charge, monthly administrative charge, monthly cost of insurance charge, or other charges), where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to the Company. These charges may be reduced or modified in certain group, sponsored arrangements or special programs. Eligibility for reduction or modification in charges and the amount is determined by a number of factors, including:

    the number of insureds;
    the total premium expected to be paid;
    total assets under management for the policy owner;
    the nature of the relationship among individual insureds;
    the purpose for which the policies are being purchased;
    the expected persistency of individual policies; and
    any other circumstances which are expected to reduce expenses.

The extent and nature of modifications may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to policy owners which reflects differences in costs of service.

THE SEPARATE ACCOUNT AND VALUATION

The Travelers Fund UL III for Variable Life Insurance (Fund UL III)

The Travelers Fund III for Variable Life Insurance was established on January 15, 1999 under the insurance laws of the state of Connecticut. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. A Registration Statement has been filed with the SEC under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits. You may access the SEC’s website (http://www.sec.gov) to view the entire Registration Statement. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.

The assets of Fund are invested exclusively in shares of the Investment Options. The operations of Fund are also subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Under Connecticut law, the assets of Fund UL III will be held for the exclusive benefit of Policy Owners. The assets held in Fund UL III are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.

All investment income of and other distributions to each Investment Option are reinvested in shares of corresponding underlying fund at net asset value. The income and realized gains or losses on the assets of each Investment Option are separate and are credited to or charged against the Investment Option without regard to income, gains or losses from any other Investment Option or from any other business of the Company. The Company purchases shares of the Underlying Funds in connection with the Investment Options associated with premium payments allocated at the Policy Owners’ directions, and redeems Fund UL III units to meet Policy obligations. We will also make adjustments in reserves, if required. The Investment Options are required to redeem Underlying Fund shares at net asset value and to make payment within seven days.

How the Contract Value Varies. We calculate the Policy’s Contract Value each day the New York Stock Exchange is open for trading (a “valuation date”) and we are open for business. A Policy’s Contract Value reflects a number of factors, including Premium Payments, partial withdrawals, loans, Policy charges, and the investment experience of the Investment Option(s) chosen. The Policy’s Contract Value on a valuation date equals the sum of all accumulation units for each Investment Option chosen, plus the Loan Account Value.

The Separate Account purchases shares of the Underlying Funds at net asset value (i.e., without a sales charge). The Separate Account receives all dividends and capital gains distributions from each Underlying Fund, and reinvests in additional shares of that fund. The Accumulation Unit Value reflects the reinvestment of any dividends or capital gains distributions declared by the Underlying Fund. The Separate Account will redeem Underlying Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In order to determine Contract Value, Cash Surrender Value, policy loans and the number of Accumulation Units to be credited, we use the values calculated as of the close of business on each valuation date we receive the written request, or payment in good order, at our Home Office.

Accumulation Unit Value. Accumulation Units measure the value of the Investment Options. The value for each Investment Option’s Accumulation Unit is calculated on each valuation date. The value equals the Accumulation Unit value for the preceding valuation period multiplied by the Underlying Fund’s Net Investment Factor during the next Valuation Period. (For example, to calculate Monday’s valuation date price, we would multiply Friday’s Accumulation Unit Value by Monday’s Net Investment Factor.)

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option’s investment experience.

Net Investment Factor. For each Investment Option, the value of its Accumulation Unit depends of the net rate of return for the corresponding Underlying Fund. We determine the net rate of return at the end of each Valuation Period (that is, the period of time beginning at the close of the New York Stock Exchange, and ending at its close of business on the next Valuation Date). The net rate of return reflects the investment performance of the Investment Option, includes any dividends or capital gains distributed, and is net of the Separate Account and underlying Investment Option charges.

CHANGES TO THE POLICY

General

Once the policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

Written Changes Requiring Underwriting Approval:

    increases in the stated amount of insurance;

Written Changes Not Requiring Underwriting Approval:

    decreases in the stated amount of insurance
    changing the Death Benefit option
    changes to the way your premiums are allocated
    changing the beneficiary (unless irrevocably named)

Written requests for changes should be sent to the Company c/o Andesa, TPA, Inc.

Changes in Stated Amount

After the first policy year, a Policy Owner may request in writing an increase or decrease in the Policy’s Stated Amount, provided that the Stated Amount after any decrease may not be less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance Charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

             1)   against the most recent increase in the Stated Amount;

             2)   to other increases in the reverse order in which they occurred;

             3)   to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.

For increases in the Stated Amount, we may require a new application and evidence of insurability as well as an additional premium payment. The effective date of any increase will be shown on the new Policy Summary which we will send. The effective date of any increase in the Stated Amount will generally be the Deduction

Date next following either the date of a new application or, if different, the date requested by the Applicant. There is no additional charge for a decrease in Stated Amount.

Changes in Death Benefit Option

After the first policy year, if the Insured is alive you may change the Death Benefit Option by sending a written request to the Company. The following changes in Death Benefit Options are permissible:

             Options 1 - 2

             Options 2 - 1

If the Option is changed from Option 1 to Option 2 the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the Option is changed from Option 2 to Option 1 the Stated Amount will be increased by the amount of the Contract Value at the time of the Option change. There is no other direct consequence of changing a Death Benefit option, except as described under “Tax Treatment of Policy Benefits.” However, the change could affect future values of Net Amount At Risk. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future.

ADDITIONAL POLICY PROVISIONS

Assignment

The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

Limit on Right to Contest and Suicide Exclusion

The Company may not contest the validity of the Policy after it has been in effect during the lifetime or the Insured for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any Indebtedness, and (iii) the amount of any unpaid Deduction Amount due. During the two-year period following an increase, the Death Benefit in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase.

Misstatement as to Sex and Age

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

Voting Rights

The Company is the legal owner of the underlying fund shares. However, we believe that when an underlying fund solicits proxies, we are required to obtain from policy owners who have chosen those investment options instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. If we determine that we no longer need to comply with this voting method, we will vote on the shares in our own right.

OTHER MATTERS

Statements to Policy Owners

We will maintain all records relating to the Separate Account and the Investment Options. At least once each Policy Year, we will send you a statement containing the following information:

    the Stated Amount and the Contract Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value);
    the date and amount of each premium payment;
    the date and amount of each Monthly Deduction;
    the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;
    the date and amount of any partial cash surrenders and the amount of any partial surrender charges;
    the annualized cost of any supplemental benefits purchased under the Policy; and
    a reconciliation since the last report of any change in Contract Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

Suspension of Valuation

We reserve the right to suspend or postpone the date of any payment of any benefit or values associated with the Separate Account for any Valuation Period (1) when the New York Stock Exchange (“Exchange”) is closed; (2) when trading on the Exchange is restricted; (3) when the SEC determines so that disposal of the securities held in the Underlying Funds is not reasonably practicable or the value of the Investment Option’s net assets cannot be determined; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

Dividends

No dividends will be paid under the Policy.

Mixed and Shared Funding

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. This is called mixed funding. Certain Underlying Funds may be available to variable products of other companies not affiliated with Travelers. This is called “shared funding.” Although we — and the Underlying Funds — do not anticipate any disadvantages either to variable life insurance or to variable annuity Policy Owners, the Underlying Funds’ Boards of Directors intend to monitor events to identify any material conflicts that may arise and to determine what action, if any, should be taken. If any of the Underlying Funds’ Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined mutual fund. Please consult the prospectuses of the Underlying Funds for additional information.

Distribution

The Company intends to sell the Policies in all jurisdictions where it is licensed to do business and where the Policy is approved. Any sales representative or employee associated with a broker-dealer who sells the Contracts will be qualified to sell variable life insurance under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The Policy is offered through both affiliated and non-affiliated broker-dealers.

The principal underwriter of the Policies is Travelers Distribution LLC, One Tower Square, Hartford, Connecticut 06183, an affiliated broker-dealer.

The maximum commission payable by the Company for distribution to the broker-dealer will not exceed 40% of the premium paid in the first Contract Year or 20% of the premium paid in Contract Years 2-4. After Contract Year 4, the maximum commission will not exceed 10% of the premiums paid plus 1.00% of the current Contract Value. The Company may pay compensation to third parties for providing you and/or us certain administrative services related to your policy; such payments, if any, to be considered part of the commission payable are subject to the limits above. From time to time, the Company may also permit other promotional incentives, in cash, credit or other compensation.

Legal Proceedings and Opinion

There are no pending material legal proceedings affecting the Separate Account.

The Travelers Insurance Company

In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000 defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well as the organization of the Company, its authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Company.

Experts

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of______________________, and for each of the years in the three-year period ended__________________, have been included herein and in the registration statement in reliance upon the reports of _________________, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The financial statements of the Travelers Fund UL III for Variable Life Insurance as of _____________________________, and for the year ended __________________________ have been included herein and in the registration statement in reliance upon the report of _________________, independent certified public accountants, appearing elsewhere herein, upon the authority of said firm as experts in accounting and auditing.

FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including the tax status of the Policy Owner and the tax treatment of the Policy. This tax treatment is highly complex. The following summary provides a general description of the material federal tax consequences to the Policy owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief summary and does not purport to be complete or cover all situations and is not intended as tax advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS). The Company cannot guarantee that those laws or interpretations will remain unchanged.

It should be understood that this is not an exhaustive discussion of all tax questions that might arise under the Policies. No attempt has been made to address any federal estate tax or state and local tax considerations that may arise in connection with a Policy. For complete information, a qualified tax advisor should be consulted.

Potential Benefits of Life Insurance

Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:

    Income tax-free death benefits (e.g., the Death Benefit under the Policy may pass to your Beneficiary tax-free)
    Income tax-free growth of policy cash values (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred)
    Income tax-free access to cash value through loans and/or withdrawals (e.g., under certain circumstances a Policy Owner may access cash from the Policy without facing tax consequences)

Whether and how these benefits may be utilized is largely governed by Section 7702 of the Internal Revenue Code (IRC), the Tax Equity and Fiscal Responsibility Act of 1982 (TEFRA), the Deficit Reduction Act of 1984 (DEFRA) and the Technical and Miscellaneous Revenue Act of 1988 (TAMRA). All of these federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

    A definition of a life insurance contract.
    Diversification requirements for separate account assets.
    Limitations on policy owner’s control over the assets in a separate account.
    Guidelines to determine the maximum amount of premium that may be paid into a policy.
    Limitations on withdrawals from a policy.
    Qualification testing for all life insurance policies that have cash value features.

Tax Status of the Policy

Definition of Life Insurance

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under Section 7702 of the IRC. Complying with either the cash value accumulation test or the guideline premium test set forth in Section 7702 can satisfy this definition. This Policy uses the guideline premium test. Guidance as to how Section 7702 and the guideline premium test are to be applied, however, is limited.. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally described above.

The Company believes that it is reasonable to conclude that the Policy meets the Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

Diversification

In addition to meeting the definition of a life insurance contract in Section 7702 of the IRC, to qualify as life insurance under the IRC, separate account investments (or the investments of a Mutual Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be “adequately diversified” pursuant to Section 817(h) of the Code.

Treasury Regulation Section 1.817-5, which was adopted by Treasury to implement section 817(h), generally requires that no more than 55 percent of the value of the total assets of the mutual fund owned by the separate account may be represented by any one (1) investment; no more than 70 percent of such value may be represented by any two (2) investments; no more than 80 percent of such value may be represented by any three

(3) investments; and no more than 90 percent of such value may be represented by any four (4) investments. Thus, under this test, the separate account and the mutual funds are generally required to invest a specified portion of its assets in at least five (5) distinct investments. Generally, U.S. Treasury securities are not subject to the diversification test and to the extent that assets include such securities, somewhat less stringent requirements may apply.

The separate account, through the funds, intends to comply with these requirements. Although the Company does not control the funds, the Company intends to monitor the investments of the mutual funds to ensure compliance with these diversification requirements.

Investor Control

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those separate account assets, such as the ability to exercise investment control over the assets. The Treasury has also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets.'' As of the date of this prospectus, no such guidance has been issued.

Tax Treatment of Policy Benefits

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

In General

The Company believes that the Death Benefit under the Policy will be excludable from the gross income of the Beneficiary under section 101(a)(1) of the Code, unless the Policy has been transferred for value and no exception to the transfer for value rules applies. In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. (See discussion of “Modified Endowment Contracts” below.) Depending on the circumstances, the exchange of a policy, a change in the policy’s face amount, a change in the policy’s death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding Indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, such actions may have Federal gift and estate, as well as state and local tax consequences th at will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax adviser for further advice on all tax issues.

The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts

Special tax considerations apply to “Modified Endowment Contracts” (MEC). A MEC is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to the stated amount of the Policy may cause a retest under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any policy issued in exchange for a MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

Loans and partial withdrawals from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner’s investment in the policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from MECs to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59½, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer’s life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a Policy becomes a MEC distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

For purpose of applying the MEC rules, all MECs that are issued by Travelers (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner’s gross income at the time of a distribution from any such contract.

The death benefit of a modified endowment contract remains excludable from the gross income of the beneficiary to the extent described above in “Tax Treatment of Policy Benefits.” Furthermore, no part of the investment growth of the cash value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59½ will have the same tax consequences as noted above in “Tax Treatment of Policy Benefits.”

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

Distributions from Policies Not Classified as Modified Endowment Contracts

Distributions from a policy that is not classified as a modified endowment contract are generally treated as first recovering the investment in the policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of a Policy loan after the 15th Policy Year are uncertain. You should consult a tax adviser as to those consequences. Upon a complete surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy’s maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax advisor before effecting any change to a policy that is not a modified endowment contract.

Treatment of Loan Interest

If there is any borrowing against the policy, the interest paid on loans may not be tax deductible.

Investment in the Policy

Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.

Business Uses of Policy

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Other Tax Considerations

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Insurable Interest

The Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance Policy for Federal income tax purposes. The laws of the state that govern the Policy determine the existence of an insurable interest. State laws on this subject vary widely, but typically require that the Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured’s death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for Federal income tax purposes. It is the responsibility of the Owner to determine the existence of insurable interest in the life of the Insured under applicable state law.

The Company’s Income Taxes

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company’s obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for Federal income taxes that may be attributable to the separate account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the separate account under future tax law.

Under present laws, Travelers may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Accounts.

Alternative Minimum Tax

Please consult your tax adviser for alternative minimum tax rules as they may impact your Policy.

THE COMPANY

The Travelers Insurance Company (the “Company”) is a stock insurance company chartered in 1864 in Connecticut and has been engaged in the insurance business since that time. The Company writes individual life insurance and individual and group annuity contracts on a non-participating basis, and acts as depositor for the Separate Account assets. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company’s obligations as depositor for Fund UL III may not be transferred without notice to and consent of Policy Owners.

The Company is an indirect wholly owned subsidiary of Citigroup Inc., a financial services holding company. The Company’s principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number (860) 277-0111.

The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company’s books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

MANAGEMENT

Directors of The Travelers Insurance Company

The following are the Directors and Executive Officers of The Travelers Insurance Company. Unless otherwise indicated, the principal business address for all individuals is the Company’s Home Office at One Tower Square, Hartford, Connecticut 06183. References to Citigroup include prior to December 31, 1993, Primerica Corporation or its predecessors, and prior to October 8, 1998, Travelers Group Inc.

Name and Position	Director Since	Principal Business

George C. Kokulis Director	1996	President and Chief Executive Officer since April 2000, Executive Vice President (7/1999-3/2000), Senior Vice President (1995-1999), Vice President (1993-1995) of The Travelers Insurance Company.

William R. Hogan Director	2001	Senior Vice President of The Travelers Insurance Company since June 2000; Vice President and Chief Actuary (1997-2000), Second Vice President and Actuary
   (1996-1997), Actuary (1991-1996), Assistant Actuary
		(1988-1991) of The Travelers Insurance Company.

Glenn D. Lammey Director	2000	Executive Vice President since May 2000, and Chief Financial Officer, Chief Accounting Officer and Controller since March 2000 of The Travelers Insurance Company; Executive Vice President, Claim Services (1997-2000), Senior Vice President (1996-1997) of Travelers Property Casualty Corp.; Vice President and Chief Financial Officer (1992) Personal Lines of The Travelers Insurance Company.
Marla Berman Lewitus Director	2000	Senior Vice President and General Counsel since August 1999 of The Travelers Insurance Company; Associate General Counsel (1998-1999), Assistant General Counsel (1995-1998), Senior Counsel (1991-1995) of Citigroup Inc.

Senior Officers of The Travelers Insurance Company

The following are the Senior Officers of The Travelers Insurance Company other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.

Name	Position with Insurance Company

Stuart Baritz	Senior Vice President

William H. Heyman*	Senior Vice President

Madelyn Lankton	Senior Vice President

Brendan M. Lynch	Senior Vice President

Warren H. May	Senior Vice President

Laura Pantaleo	Senior Vice President

Kathleen A. Preston	Senior Vice President

Robert J. Price*	Senior Vice President

David A. Tyson	Senior Vice President

F. Denney Voss*	Senior Vice President

______________
*	Principal business address: 399 Park Avenue, New York, New York 10043

EXAMPLE OF POLICY CHARGES

The following chart illustrates the Monthly Deduction Amounts that would apply under a Policy based on the assumptions listed below. Monthly Deduction Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of insurance rates go up each year as the Insured becomes a year older.

Male, Age 45
Preferred
Non-Smoker
Annual Premium: $25,000 for seven years
Hypothetical Gross Annual Investment Rate of Return: 8%
Face Amount: $436,577
Level Death Benefit Option
Current Charges

Total Monthly Deduction for the Policy Year

Policy Year	Cumulative Premiums	Sales Load	Cost of Insurance Charges	Administrative Charges	Per $1,000 Charge

1	$	$	$	$	$
2	$	$	$	$	$
3	$	$	$	$	$
5	$	$	$	$	$
10	$	$	$	$	$

Hypothetical results shown above are illustrative only and are based on the Hypothetical Gross Annual Investment Rate of Return shown above. This Hypothetical Gross Annual Investment Rate of Return should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.

ILLUSTRATIONS

The following pages are intended to illustrate how the Contract Value, Surrender Value and Death Benefit can change over time for Policies issued to a 45 year old male. The illustrations assume that premiums are paid as indicated, no Policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

For all illustrations, there are two pages of values. One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates, the monthly administrative charge, monthly load per $1,000 of stated amount, mortality and expense risk charge, and sales expense charge allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates and other charges are charged in all years. The Cost of Insurance Rates charged vary by age, sex and underwriting classification and number of years from Policy issue, and the per $1,000 load per Stated Amount varies by age, amount of insurance and smoker/non-smoker classification for current charges. The current illustrations reflect a deduction from each Target Premium of __% for years 1-7 and __% thereafter. The current illustrations reflect a deduction on all excess premium of __% in years 1-7, and __% thereafter.

The guaranteed illustrations reflect a deduction from each Target Premium of 15% in all years.

The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. For the first twenty-five policy years the current charges consist of .25% in policy years 1-6; __% in policy years 7-25 and __% thereafter. In all policy years, the guaranteed charges consist of a .__% mortality and expense risk charge. For all policy years the current and guaranteed charges consist of ___% for Investment Option Expenses.

The charge for Investment Option expenses reflected in the illustrations assumes that Contract Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is an average of the investment advisory fees and other expenses charged by each of the Investment Options during the most recent audited calendar year. The Investment Option expenses for some of the Underlying Funds reflect an expense reimbursement agreement currently in effect, as shown in the Policy prospectus summary. Although these reimbursement arrangements are expected to continue in subsequent years, the effect of discontinuance could be higher expenses charged to Policy Owners.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and __% correspond to approximate net annual rates of -___%, ____% and ____%, respectively on a current basis for years 1-6; and to approximate net annual rates of - ___%; ___%; and ____%, respectively for years 7-25 and to approximate net annual rates of ___%; ____% and ____% thereafter. On a guaranteed basis the annual gross investment rates of 0%, 6.0% and 12% correspond to approximate net annual rates of - ___%; ___% and ___% in all years.

The actual charges under a Policy for expenses of the Investment Options will depend on the actual allocation of Contract Value and may be higher or lower than those illustrated.

The illustrations do not reflect any charges for federal income taxes against Fund UL III, since the Company is not currently deducting such charges from Fund UL III. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Contract Values and Cash Surrender Values illustrated.

Upon request, the Company will provide a comparable illustration based upon the proposed Insured’s age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show average fund expenses or, if requested, actual fund expenses. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

[ILLUSTRATIONS TO GO HERE]

APPENDIX A

PERFORMANCE INFORMATION

From time to time, we may show investment performance for the investment options, the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period.

For Investment Options of Fund UL III that invest in underlying funds that were in existence before the Investment Option became available under the Policy, average annual rates of return may include periods prior to the inception of the Investment Option. Performance calculations for Investment Options with pre-existing Underlying Funds will be calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under Fund UL III during the period shown.

The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options. The chart reflects the guaranteed maximum .75% mortality and expense risk charge. The rates of return do not reflect the front-end sales charge (which is deducted from premium payments) nor do they reflect Monthly Deduction Amounts. These charges would reduce the average annual return reflected.

The surrender charges and Monthly Deduction Amounts for a hypothetical Insured are depicted in the Example following the Rates of Returns. See “Charges and Deductions” for more information regarding fees assessed under the Policy. For illustrations of how these charges affect Contract Values and Death Benefits, see “Illustrations.” The performance information described in this prospectus may be used from time to time in advertisement for the Policy, subject to National Association of Securities Dealers, Inc. (“NASD”) and applicable state approval and guidelines.

The table below shows the net annual rates of return for accumulation units of investment options available through the Variable Life Policy.

Travelers Corporate Variable Life 2000
Performance Update as of December 31, 2000

Average Annual Returns

Investment Option	Inception Date	MO	QTR	YTD	1 YR	3 YR	5 YR	10 YR	Since Inception

AIM Capital Appreciation Portfolio	10-Oct-95									%
Alliance Growth Portfolio	16-Jun-94									%
Alliance Premier Growth Portfolio — Class B	26-Jun-92									%
Capital Appreciation Fund (Janus)	31-Dec-85									%
Credit Suisse Warburg Pincus Emerging Markets Portfolio	31-Dec-97									%
Delaware Investments REIT Series	04-May-98									%
Deutsche VIT EAFE Equity Index Fund	22-Aug-97									%
Deutsche VIT Small Cap Index Fund	25-Aug-97									%
Dreyfus Appreciation Portfolio	05-Apr-93									%
Dreyfus Small Cap Portfolio	31-Aug-90									%
Equity Income Portfolio (Fidelity)	30-Aug-96									%
Equity Index Portfolio	16-Oct-91									%
Fidelity VIP II Asset Manager Portfolio — Initial Class	06-Sep-89									%
Fidelity VIP II Contrafund Portfolio — Service Class 2	03-Jan-95									%
Fidelity VIP III Mid-Cap Portfolio — Service Class 2	12-Jan-00									%
Franklin Small Cap Fund — Class 2	01-May-98									%
Janus Aspen Series Balanced Portfolio — Service Shares	13-Sep-93									%
Janus Aspen Series Global Technology Port —Svc Shares	15-Jan-00									%
Janus Aspen Series Worldwide Growth Port — Svc Shares	13-Sep-93									%
Large Cap Portfolio (Fidelity)	30-Aug-96									%
Lazard International Stock Portfolio	01-Aug-96									%
MFS Emerging Growth Portfolio	30-Aug-96									%
MFS Mid Cap Growth Portfolio	23-Mar-98									%
MFS Research Portfolio	23-Mar-98									%
MFS Total Return Portfolio	16-Jun-94									%
PIMCO Total Return Bond Fund	31-Dec-97									%
Putnam International Growth Portfolio — Class 1B	06-Apr-98									%
Putnam Small Cap Value Portfolio — Class 1B	03-May-99									%

Average Annual Returns

Investment Option	Inception Date	MO	QTR	YTD	1 YR	3 YR	5 YR	10 YR	Since Inception

Putnam Voyager II Portfolio — Class 1B	29-Sep-00
Salomon Brothers Variable Capital Fund	17-Feb-98
Salomon Brothers Variable Investors Fund	17-Feb-98
Salomon Brothers Variable Strategic Bond Fund	17-Feb-98
Salomon Brothers Variable Total Return Fund	17-Feb-98
Smith Barney Aggressive Growth	31-Dec-85
Smith Barney Fundamental Value	16-Oct-91
Smith Barney International All Cap Growth Portfolio	16-Jun-94
Smith Barney Large Cap Growth Portfolio	01-May-98
Social Awareness Stock Portfolio (Smith Barney)	01-May-92
Strong Multi Cap Value Fund II
Travelers Convertible Bond Portfolio	01-May-98
Travelers Disciplined Mid Cap Stock Portfolio	01-Apr-97
Travelers High Yield Bond Trust	10-Jun-83
Travelers Money Market Portfolio	31-Dec-87
Travelers Quality Bond Portfolio	30-Aug-96
Travelers U.S. Government Securities Portfolio	24-Jan-92
Van Kampen Enterprise Portfolio	16-Jun-94

APPENDIX B

Target Premium Per $1,000
Of Stated Amount
All Underwriting Classes
Standard And Preferred
Smoker And Non-Smoker

Age	Male	Female	Unisex
20	25.49885	21.35312	24.67777
21	26.25533	22.05852	25.42278
22	27.04281	22.79038	26.19845
23	27.86586	23.54970	27.00937
24	28.72917	24.33773	27.85695
25	29.63486	25.15422	28.74463
26	30.58643	26.00205	29.67441
27	31.58335	26.88113	30.64690
28	32.62452	27.79141	31.66258
29	33.71079	28.73438	32.72066
30	34.84316	29.71150	33.82174
31	36.02088	30.72326	34.96677
32	37.24380	31.77143	36.15529
33	38.51130	32.85823	37.38654
34	39.82501	33.98300	38.66183
35	41.18470	35.14808	39.98270
36	42.59063	36.35310	41.34755
37	44.04142	37.59596	42.75638
38	45.53736	38.87592	44.20922
39	47.07884	40.19069	45.70492
40	48.66485	41.53957	47.24193
41	50.29448	42.92135	48.82045
42	51.96862	44.33684	50.44101
43	53.68801	45.78699	52.10416
44	55.45241	47.27608	53.81251
45	57.26368	48.80417	55.56579
46	59.12431	50.37449	57.36606
47	61.03580	51.99103	59.21574
48	63.00258	53.65371	61.11856
49	65.02827	55.36365	63.07747
50	67.11449	57.12257	65.09434
51	69.26320	58.93024	67.16829
52	71.47047	60.78640	69.29887
53	73.73607	62.68726	71.48414
54	76.05516	64.63067	73.71929
55	78.42689	66.61974	76.00345

B-1

Age	Male	Female	Unisex
56	80.85354	68.65902	78.34017
57	83.34160	70.75893	80.73560
58	85.90006	72.93427	83.20014
59	88.53960	75.19989	85.74576
60	91.26869	77.56483	88.37912
61	94.09169	80.03119	91.10324
62	97.00755	82.59477	93.91915
63	100.01297	85.23864	96.81869
64	103.10493	87.94870	99.79450
65	106.28342	90.71791	102.84656
66	109.56101	93.55528	105.98510
67	112.96034	96.48236	109.23156
68	116.51614	99.53950	112.62104
69	120.26554	102.77254	116.19089
70	124.23658	106.21512	119.96965
71	128.44465	109.89099	123.97439
72	132.88796	113.80393	128.20151
73	137.54435	117.93734	132.63054
74	142.38323	122.27404	137.23573
75	147.39278	126.80803	142.00609
76	152.58944	131.55967	146.95678
77	158.02373	136.57999	152.13912
78	163.78802	141.95257	157.64536
79	169.99253	147.77602	163.58178
80	176.72991	154.13846	170.04077

B-2

APPENDIX C

Cash Value Accumulation Test Factors

Attained Age	Male	Female	Unisex
20	633.148%	729.902%	634.212%
21	614.665%	706.514%	615.406%
22	596.465%	683.789%	596.908%
23	578.611%	661.708%	578.729%
24	560.815%	640.288%	560.856%
25	543.379%	619.481%	543.379%
26	526.258%	599.296%	526.258%
27	509.509%	579.740%	509.509%
28	493.139%	560.793%	493.139%
29	477.198%	542.436%	477.198%
30	461.701%	524.666%	461.701%
31	446.663%	507.462%	446.663%
32	432.102%	490.804%	432.102%
33	418.008%	474.701%	418.008%
34	404.389%	459.135%	404.389%
35	391.242%	444.108%	391.242%
36	378.572%	429.635%	378.572%
37	366.371%	415.712%	366.371%
38	354.629%	402.342%	354.629%
39	343.340%	389.510%	343.340%
40	332.495%	377.202%	332.495%
41	322.076%	365.390%	322.076%
42	312.066%	354.046%	312.066%
43	302.451%	343.130%	302.451%
44	293.213%	332.625%	293.213%
45	284.333%	322.505%	284.333%
46	275.796%	312.743%	275.796%
47	267.583%	303.331%	267.583%
48	259.681%	294.258%	259.681%
49	252.082%	285.511%	252.082%
50	244.777%	277.080%	244.777%
51	237.768%	268.956%	237.768%
52	231.048%	261.136%	231.048%
53	224.616%	253.611%	224.616%
54	218.462%	246.362%	218.462%
55	212.574%	239.368%	212.574%
56	206.935%	232.606%	206.935%
57	201.529%	226.050%	201.529%
58	196.343%	219.684%	196.343%
59	191.366%	213.506%	191.366%

C-1

Attained Age	Male	Female	Unisex

60	186.595%	207.521%	186.595%
61	182.029%	201.744%	182.029%
62	177.668%	196.192%	177.668%
63	173.510%	190.877%	173.510%
64	169.549%	185.796%	169.549%
65	165.775%	180.933%	165.775%
66	162.175%	176.268%	162.175%
67	158.734%	171.774%	158.734%
68	155.443%	167.434%	155.443%
69	152.298%	163.242%	152.296%
70	149.296%	159.205%	149.296%
71	146.446%	155.337%	146.446%
72	143.754%	151.657%	143.754%
73	141.225%	148.174%	141.225%
74	138.855%	144.893%	138.855%
75	142.252%	142.252%	142.252%
76	140.077%	140.077%	140.077%
77	138.021%	138.021%	138.021%
78	136.067%	136.067%	136.067%
79	134.206%	134.206%	134.206%
80	132.698%	132.698%	132.698%
81	131.020%	131.020%	131.020%
82	129.445%	129.445%	129.445%
83	127.981%	127.981%	127.981%
84	126.623%	126.623%	126.623%
85	120.411%	120.411%	120.411%
86	119.280%	119.280%	119.280%
87	118.211%	118.211%	118.211%
88	117.185%	117.185%	117.185%
89	116.182%	116.182%	116.182%
90	115.177%	115.177%	115.177%
91	114.146%	114.146%	114.146%
92	113.058%	113.058%	113.058%
93	111.887%	111.887%	111.887%
94	110.625%	110.625%	110.625%
95	109.295%	109.295%	109.295%
96	107.982%	107.982%	107.982%
97	106.958%	106.958%	106.958%
98	106.034%	106.034%	106.034%
99	103.603%	103.603%	103.603%

C-2

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Sections 33-770 et seq inclusive of the Connecticut General Statutes (“C.G.S.”) regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation’s obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful ; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

UNDERTAKING TO REPRESENT REASONABLENESS OF CHARGES

The Company hereby represents that the aggregate charges under the Policy of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

1.	The facing sheet.

2.	The Prospectus.

3.	The undertaking to file reports.

4.	The signatures.

Written consents of the following persons:

A	Consent of Kathleen A. McGah, Deputy General Counsel, to the filing of her opinion as an exhibit to this Registration Statement and to the reference to her opinion under the caption “Legal Proceedings and Opinion” in the Prospectus. (See Exhibit 11 below.)

B.	Consent and Actuarial Opinion pertaining to the illustrations contained in the prospectus.

C.	Consent of Independent Certified Public Accountants.

D.	Powers of Attorney. (See Exhibit 12 below.)

Exhibits

1.	Resolution of the Board of Directors of The Travelers Insurance Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on S-6, File No. 333-71349, filed January 28, 1999.)

2.	Not Applicable.

3(a).	Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Insurance Company and Travelers Distribution LLC. (Incorporated herein by reference to Exhibit 3(a) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-58783 filed February 26, 2001.)

3(b).	Selling Agreement, including schedule of sales commissions. To be provided in a subsequent amendment.

4.	None

5.	Variable Life Insurance Contract. (Incorporated herein by reference to Exhibit 5 to Pre-Effective Amendment No. 2 to the Registration Statement filed October 16, 2001.)

6(a).	Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 6(a) to the Registration Statement filed on Form N-4, File No. 333-40193, filed November 13, 1997.)

6(b).	By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 6(b) to the Registration Statement filed on Form N-4, File No. 333-40193, filed November 13, 1997.)

7.	None

8.	Specimen Participation Agreements. (Incorporated herein by reference to Exhibit 5 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed April 18, 2001.)

9.	None

10.	Application for Variable Life Insurance Contracts. (Incorporated herein by reference to Exhibit 10 to Pre-Effective Amendment No. 2 to the Registration Statement filed October 16, 2001.)

11.	Opinion of counsel as to the legality of the securities being registered. (Incorporated herein by reference to Exhibit 11 to Pre-Effective Amendment No. 2 to the Registration Statement filed October 16, 2001.)

12.	Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for George C. Kokulis. (Incorporated herein by reference to Exhibit 12 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed April 18, 2001.)

Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatories for Glenn D. Lammey, Marla Berman Lewitus and William R. Hogan. (Incorporated herein by reference to Exhibit 12 to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6, File No. 333-71349, filed April 20, 2001.)

SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the registrant, The Travelers Fund UL III for Variable Life Insurance, has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the city of Hartford and state of Connecticut, on the 28th day of February 2002.


THE TRAVELERS FUND UL III FOR VARIABLE LIFE INSURANCE
(Registrant)

THE TRAVELERS INSURANCE COMPANY
(Depositor)

By:	*GLENN D. LAMMEY

Glenn D. Lammey, Chief Financial Officer, Chief Accounting Officer


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 28th day of February 2002.


*GEORGE C. KOKULIS (George C. Kokulis)	Director, Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)

*GLENN D. LAMMEY (Glenn D. Lammey)	Director, Chief Financial Officer, Chief Accounting Officer (Principal Financial Officer)

*MARLA BERMAN LEWITUS (Marla Berman Lewitus)	Director

*WILLIAM R. HOGAN (William R. Hogan)	Director

*By:    /s/ Ernest J. Wright, Attorney-in-Fact

EXHIBIT INDEX

Attachment or Exhibit No.	Description	Method of Filing
B.	Consent and Actuarial Opinion pertaining to the illustrations contained in the Prospectus.	To be filed by amendment

C.	Consent Independent Certified Public Accountants	To be filed by amendment

EXHIBITS

             None